UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21034

SANFORD C. BERNSTEIN FUND II, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2019

Date of reporting period: September 30, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND II, INC.

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

ANNUAL REPORT

SEPTEMBER 30, 2019

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at 800.221.5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at 800.221.5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Before investing in the Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, then “Mutual Fund and Money Market Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.Bernstein.com and click on “Investments”, then “Mutual Fund Information—Mutual Fund Performance at a Glance”.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund II, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—November 15, 2019

On the following pages, you will find the 2019 annual report for Sanford C. Bernstein Fund II, Inc.—Intermediate Duration Institutional Portfolio (the “Portfolio”). The annual report covers the six- and 12-month periods ended September 30, 2019, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolio and a listing of the Portfolio’s holdings as of the period end.

Global equity markets squeezed out positive returns during the 12 months ended September 30, 2019. Despite heightened uncertainty, this reflected a recovery from the extremely steep market sell-off at the end of 2018. The US market posted the strongest performance over the period, as both developed-international and emerging-markets stocks declined.

Global economic growth slowed as corporate confidence dimmed in conjunction with ongoing trade disputes and other geopolitical issues. We recently revised down our global GDP forecasts and now expect very modest, but still positive, growth in 2020. In response to a visible deterioration in the global economy, many central banks pivoted toward easy monetary policy, causing interest rates to fall—some into negative territory. Yields on the US 10-year Treasury moved lower over the period, benefiting US taxable and tax-exempt bonds, which delivered returns of 8%–10%, handily beating equity market returns.

The offset to slowing economic growth has been a strong consumer, especially in the US where unemployment remains at historic lows. Looking ahead, we expect uncertainties—when and how trade tension will resolve, if the consumer will stay strong, and whether monetary policy will be effective—will increase volatility in stock and bond markets. The range of potential outcomes for both stocks and bonds is greater than normal, and we consider these when positioning our portfolios.

If you have any questions about your investments in the Portfolio, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolio.

Sincerely,

Robert M. Keith

President and Chief Executive Officer

Sanford C. Bernstein Fund II, Inc.

Investment Objectives and Policies

The Portfolio seeks to provide safety of principal and a moderate to high rate of current income. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”), to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar denominated foreign securities, and may invest without limit in fixed-income, US dollar denominated foreign securities, in each case in developed- or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment-grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies.

In managing the Portfolio, the Adviser may use interest-rate forecasting to estimate the best level of interest-rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of three to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

(Portfolio Manager Commentary continued on next page)

2019 Annual Report	1

Portfolio Manager Commentary (continued)

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Investment Results

The table on page 8 shows the Portfolio’s performance compared to its benchmark, the Bloomberg Barclays US Aggregate Bond Index, for the six- and 12-month periods ended September 30, 2019. The table also includes the Portfolio’s peer group, as represented by the Lipper Core Bond Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

During the 12-month period, the Portfolio underperformed the benchmark and outperformed the Lipper Average. The Portfolio’s shorter-than-benchmark duration and yield-curve positioning from underweights among longer-term maturities detracted from relative performance, as interest rates fell during the period. Sector allocations were a small detractor, as losses in off-benchmark inflation-linked securities were mostly offset by an underweight in mortgage pass-throughs, overweights in asset-backed and commercial mortgage-backed securities (“CMBS”), and an off-benchmark exposure to eurozone treasuries. Country positioning and currency investments did not have a meaningful impact on performance. Security decisions were a strong contributor to performance, primarily from allocations to CMBS, and investment- and non-investment-grade corporate bonds.

During the six-month period, the Portfolio underperformed the benchmark and the Lipper Average. The Portfolio’s shorter-than-benchmark duration and yield-curve positioning from underweights among longer-term maturities detracted as interest rates fell during the period. Sector allocations were a small detractor, as losses in off-benchmark inflation-linked securities were mostly offset by an underweight in US Treasuries, an off-benchmark exposure in eurozone treasuries, and an underweight in mortgage pass-throughs. Country positioning and currency investments did not have a meaningful impact on performance. Security decisions were a strong contributor to performance, primarily from allocations to CMBS, and investment- and non-investment-grade corporate bonds.

During both periods, the Portfolio utilized derivatives in the form of interest rate swaps and futures to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps were utilized to hedge credit risk and as a tool to effectively gain exposure to specific sectors. In the 12-month period, variance swaps were utilized as tail hedges to hedge against flight-to-quality tail events.

Market Review and Investment Strategy

Fixed-income markets performed strongly over the 12-month period ended September 30, 2019. After holding rates steady in early 2019, the US Federal Reserve lowered interest rates in July and September, reacting to slowing global growth, declining manufacturing output and faltering business confidence from the ongoing US-China trade war. The European Central Bank followed suit in September by cutting rates to a record low and announcing the resumption of quantitative easing. The Reserve Bank of Australia cut interest rates for a second time to a new low, as well, while the Bank of Japan issued guidance that interest rates would remain low well into 2020. The Bank of Canada maintained interest rates as the country’s overall economy remained in balance. Central bankers in numerous other developed and emerging markets also lowered interest rates and signaled further monetary easing and potential fiscal stimulus measures to boost faltering demand. Inflation remained below target in most developed countries and is falling in emerging markets.

Heavy investor demand for sovereign debt increased negative-yielding bonds to over US$17 trillion. Long-dated developed-market treasury securities and emerging-market sovereign debt were strong performers given their interest-rate sensitivity. Investment-grade corporate bond returns were also robust, and spreads remained near historical lows, outperforming high-yield

(Portfolio Manager Commentary continued on next page)

2	Sanford C. Bernstein Fund II, Inc.

Portfolio Manager Commentary (continued)

bonds. However, various geopolitical risks remained, including escalating Hong Kong demonstrations, the possibility of a hard Brexit, a potential US–European Union trade conflict and the prospect of a global currency war. The US dollar remained strong as a safe haven during this period of increased global growth uncertainty.

2019 Annual Report	3

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgaged-backed securities. The Lipper Core Bond Funds Average is the equal-weighted average returns of the portfolios in the relevant Lipper Inc. category; the average portfolios in a category may differ in composition from the Portfolio. The Lipper Core Bond Funds Average contains portfolios that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolio’s existing investments tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a portfolio that invests largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

(Disclosures and Risks continued on next page)

4	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (continued)

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse on effect the value or performance of the Portfolio.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling these securities

(Disclosures and Risks continued on next page)

2019 Annual Report	5

Disclosures and Risks (continued)

at an advantageous price. Derivatives and securities involving substantial market and credit risk may become illiquid. Illiquid securities may also be difficult to value.

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Recently, the Federal Reserve has reduced its market support activities and raised interest rates. Further governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU and the consequences for European and UK businesses could be severe. One or more other countries may withdraw from the EU and/or abandon the euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

These risks are discussed in further detail in the Portfolio’s prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.Bernstein.com or by calling 212.756.4097. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

(Disclosures and Risks continued on next page)

6	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (continued)

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, then “Mutual Fund and Money Market Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

2019 Annual Report	7

Historical Performance (Unaudited)

Intermediate Duration Institutional Portfolio vs. Its Benchmark and Lipper Average

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2019	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Intermediate Duration Institutional Portfolio[1]	5.12%	9.70%	3.63%	4.40%	4.75%	5/17/2002
Bloomberg Barclays US Aggregate Bond Index	5.42%	10.30%	3.38%	3.75%	4.54%
Lipper Core Bond Funds Average	5.13%	9.47%	3.06%	3.84%	4.26%

[1]	There are no sales charges associated with an investment in the Portfolio. Total returns and average annual returns are therefore the same.

The current prospectus table shows the total annual operating expense ratio for the Portfolio as 0.55%, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the annual operating expense ratio to 0.45%. These waivers/reimbursements may not be terminated before January 29, 2020, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

Growth of a $25,000 Investment in the Portfolio

The chart illustrates the total value of an assumed $25,000 minimum investment as compared to the performance of the Portfolio’s benchmark and Lipper Average for the 10-year period ended September 30, 2019.

Portfolio Summary—September 30, 2019 (Unaudited)

Security Type Breakdown[1]

1	All data are as of September 30, 2019. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents less than 0.1% in Common Stocks and Emerging Markets— Sovereigns.

See Disclosures, Risks and Note about Historical Performance on pages 4–7.

8	Sanford C. Bernstein Fund II, Inc.

Expense Example—September 30, 2019 (Unaudited)

As a shareholder of the Fund, you incur various types of costs including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2019	ENDING ACCOUNT VALUE SEPTEMBER 30, 2019	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
SCB II Intermediate Duration Institutional Portfolio
Actual	$1,000	$1,051.20	$2.31	0.45%
Hypothetical**	$1,000	$1,022.81	$2.28	0.45%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

2019 Annual Report	9

Schedule of Investments

Sanford C. Bernstein Fund II, Inc.

Schedule of Investments

Intermediate Duration Institutional Portfolio

September 30, 2019

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS—TREASURIES–25.7%
Malaysia–0.3%
Malaysia Government Bond Series 0117 3.882%, 3/10/22	MYR	9,375	$2,279,280

United States–25.4%
U.S. Treasury Bonds 2.25%, 8/15/46	U.S.$	2,377	2,437,437
2.50%, 2/15/46–5/15/46		6,259	6,739,290
2.75%, 8/15/42		190	213,305
2.875%, 5/15/43–11/15/46		603	696,237
3.00%, 5/15/42–2/15/49		17,476	20,751,867
3.00%, 5/15/47(a)		1,447	1,714,469
3.125%, 2/15/43–8/15/44		330	393,902
3.375%, 5/15/44		646	804,377
3.50%, 2/15/39		8,105	10,151,513
3.625%, 8/15/43–2/15/44		1,981	2,555,506
3.75%, 11/15/43		295	388,063
4.375%, 2/15/38–11/15/39		11,639	16,307,276
4.50%, 2/15/36		2,349	3,238,408
4.75%, 2/15/37		1,525	2,185,277
5.25%, 11/15/28–2/15/29		3,517	4,586,904
5.375%, 2/15/31		1,105	1,523,001
7.125%, 2/15/23		4,028	4,755,558
U.S. Treasury Notes 1.125%, 2/28/21–9/30/21		938	927,943
1.375%, 2/29/20(b)		10,565	10,541,390
1.375%, 3/31/20–5/31/21		12,302	12,237,911
1.50%, 11/30/19(b)		2,405	2,403,121
1.50%, 5/31/20		280	279,699
1.625%, 6/30/20–4/30/23		16,278	16,298,890
1.75%, 10/31/20–5/31/22		4,082	4,096,800
1.875%, 4/30/22		2,580	2,597,334
2.00%, 11/30/20–2/15/25		19,952	20,055,786
2.125%, 8/31/20–5/15/25		19,254	19,588,916
2.25%, 3/31/21–8/15/49		32,707	33,397,568
2.375%, 5/15/29		6,900	7,329,094
2.625%, 2/15/29		10,125	10,960,312
2.75%, 11/15/23		160	167,450
2.875%, 5/15/28–8/15/28		4,675	5,134,650

			225,459,254

Total Governments—Treasuries (cost $217,202,103)			227,738,534

CORPORATES—INVESTMENT GRADE–24.4%

Industrial–12.2%
Basic–0.9%
Alpek SAB de CV 4.25%, 9/18/29(c)		251	253,133

	Principal Amount (000)			U.S. $ Value
Dow Chemical Co. (The) 3.00%, 11/15/22	U.S.$		15	$15,298
4.125%, 11/15/21			30	31,079
4.375%, 11/15/42			87	90,394
DuPont de Nemours, Inc. 4.205%, 11/15/23			1,085	1,162,827
4.493%, 11/15/25			1,085	1,199,359
Eastman Chemical Co. 3.80%, 3/15/25			496	519,758
Glencore Funding LLC 4.125%, 5/30/23(c)			502	525,504
LYB International Finance BV 4.00%, 7/15/23			330	349,048
LyondellBasell Industries NV 5.75%, 4/15/24			996	1,122,094
Orbia Advance Corp SAB de CV 4.00%, 10/04/27(c)			750	760,078
4.875%, 9/19/22(c)			365	383,022
Suzano Austria GmbH 6.00%, 1/15/29			1,103	1,190,688

				7,602,282

Capital Goods–0.5%
Embraer Netherlands Finance BV 5.40%, 2/01/27			1,025	1,161,773
General Electric Co. 0.875%, 5/17/25		EUR	1,304	1,431,671
United Technologies Corp. 3.95%, 8/16/25		U.S.$	1,318	1,443,171

				4,036,615

Communications—Media–0.6%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25			470	515,872
5.05%, 3/30/29			1,500	1,676,310
Comcast Corp. 3.125%, 7/15/22			17	17,568
4.15%, 10/15/28			1,200	1,344,996
Cox Communications, Inc. 2.95%, 6/30/23(c)			463	470,158
Time Warner Cable LLC 4.00%, 9/01/21			30	30,710
4.125%, 2/15/21			733	745,981
4.50%, 9/15/42			505	495,137
5.00%, 2/01/20			90	90,664

				5,387,396

Communications—Telecommunications–1.8%
AT&T, Inc. 3.40%, 6/15/22–5/15/25			5,040	5,258,246
3.60%, 7/15/25			1,285	1,351,267
4.125%, 2/17/26			1,370	1,478,860
4.35%, 3/01/29			1,100	1,216,435
4.55%, 3/09/49			985	1,064,519
7.00%, 10/01/25			135	164,564

10	Sanford C. Bernstein Fund II, Inc.

Principal Amount (000)			U.S. $ Value
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(c)	U.S.$	1,380	$1,465,891
Verizon Communications, Inc. 4.862%, 8/21/46		1,066	1,300,669
5.012%, 4/15/49		828	1,038,080
Vodafone Group PLC 3.75%, 1/16/24		559	588,655
4.125%, 5/30/25		1,252	1,353,287

			16,280,473

Consumer Cyclical—Automotive–0.4%
Ford Motor Credit Co. LLC 2.597%, 11/04/19		748	747,783
5.875%, 8/02/21		411	430,407
General Motors Financial Co., Inc. 4.00%, 1/15/25		374	383,926
4.30%, 7/13/25		275	285,376
5.10%, 1/17/24		1,398	1,503,172

			3,350,664

Consumer Cyclical—Restaurants–0.1%
Starbucks Corp. 4.50%, 11/15/48		605	703,978

Consumer Non-Cyclical–2.5%
Ahold Finance USA LLC 6.875%, 5/01/29		120	157,571
Anheuser-Busch InBev Worldwide, Inc. 5.55%, 1/23/49		2,345	3,066,439
BAT Capital Corp. 3.215%, 9/06/26		1,844	1,825,136
Baxalta, Inc. 3.60%, 6/23/22		5	5,099
Becton Dickinson and Co. 3.734%, 12/15/24		355	375,547
Biogen, Inc. 3.625%, 9/15/22		11	11,431
4.05%, 9/15/25		2,096	2,271,624
Cigna Corp. 3.75%, 7/15/23		467	488,715
4.125%, 11/15/25		1,278	1,374,323
4.375%, 10/15/28		740	810,818
CVS Health Corp. 3.25%, 8/15/29		463	465,199
3.875%, 7/20/25		500	529,050
4.10%, 3/25/25		830	886,556
4.30%, 3/25/28		830	897,014
HCA, Inc. 5.25%, 6/15/26		20	22,376
Kimberly-Clark Corp. 3.875%, 3/01/21		35	35,908
Kraft Heinz Foods Co. 3.75%, 4/01/30(c)		990	998,811
3.95%, 7/15/25		118	123,351
Medtronic, Inc. 3.50%, 3/15/25		820	879,147

Principal Amount (000)			U.S. $ Value
Mylan NV 3.95%, 6/15/26	U.S.$	1,720	$1,777,276
Reynolds American, Inc. 6.875%, 5/01/20		300	307,740
Sigma Alimentos SA de CV 4.125%, 5/02/26(c)		221	228,183
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/23(c)		1,378	1,485,388
Tyson Foods, Inc. 3.95%, 8/15/24		1,211	1,295,504
4.00%, 3/01/26		181	195,956
Zimmer Biomet Holdings, Inc. 2.70%, 4/01/20		694	695,173
Zoetis, Inc. 3.45%, 11/13/20		479	484,863

			21,694,198

Energy–3.7%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 3.337%, 12/15/27		1,024	1,052,621
Cenovus Energy, Inc. 3.00%, 8/15/22		1,028	1,035,710
5.70%, 10/15/19		128	127,784
ConocoPhillips Holding Co. 6.95%, 4/15/29		85	115,635
Energy Transfer Operating LP 3.60%, 2/01/23		100	102,556
4.50%, 4/15/24		231	246,362
4.65%, 6/01/21		324	333,697
4.75%, 1/15/26		1,425	1,545,199
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		251	265,786
Eni SpA 4.25%, 5/09/29(c)		1,163	1,274,671
Enterprise Products Operating LLC 3.35%, 3/15/23		95	98,320
5.20%, 9/01/20		691	709,975
Hess Corp. 4.30%, 4/01/27		1,180	1,231,377
Kinder Morgan Energy Partners LP 4.15%, 3/01/22		260	271,084
6.85%, 2/15/20		18	18,283
Kinder Morgan, Inc./DE 5.00%, 2/15/21(c)		645	666,092
Marathon Oil Corp. 3.85%, 6/01/25		998	1,037,760
6.80%, 3/15/32		1,800	2,246,850
Marathon Petroleum Corp. 5.125%, 3/01/21–12/15/26		2,398	2,689,402
Newfield Exploration Co. 5.625%, 7/01/24		805	888,245
Noble Energy, Inc. 3.90%, 11/15/24		1,197	1,254,013
Occidental Petroleum Corp. 2.90%, 8/15/24		1,500	1,510,275

2019 Annual Report	11

Schedule of Investments (continued)

Principal Amount (000)			U.S. $ Value
3.20%, 8/15/26	U.S.$	234	$235,804
7.50%, 5/01/31		20	26,209
ONEOK, Inc. 4.00%, 7/13/27		140	147,042
4.35%, 3/15/29		1,012	1,083,700
Phillips 66 4.30%, 4/01/22		131	138,079
Plains All American Pipeline LP/PAA Finance Corp. 2.85%, 1/31/23		1,417	1,416,929
3.60%, 11/01/24		2,946	3,019,827
3.85%, 10/15/23		650	672,133
Sabine Pass Liquefaction LLC 5.00%, 3/15/27		811	894,346
5.625%, 3/01/25		716	803,624
5.875%, 6/30/26		200	229,394
Spectra Energy Partners LP 3.50%, 3/15/25		20	20,782
4.60%, 6/15/21		145	149,301
Sunoco Logistics Partners Operations LP 4.00%, 10/01/27		1,926	1,996,992
TransCanada PipeLines Ltd. 3.80%, 10/01/20		10	10,150
Western Midstream Operating LP 4.50%, 3/01/28		450	435,236
4.75%, 8/15/28		279	274,318
Williams Cos., Inc. (The) 3.90%, 1/15/25		30	31,468
4.125%, 11/15/20		784	796,387
4.30%, 3/04/24		725	770,617
4.50%, 11/15/23		1,239	1,325,829

			33,199,864

Other Industrial–0.1%
Alfa SAB de CV 5.25%, 3/25/24(c)		915	986,370

Services–0.4%
Expedia Group, Inc. 3.80%, 2/15/28		1,225	1,282,232
S&P Global, Inc. 4.40%, 2/15/26		1,170	1,306,750
Total System Services, Inc. 4.00%, 6/01/23		564	591,636

			3,180,618

Technology–1.0%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24		250	255,517
3.875%, 1/15/27		671	674,087
Broadcom, Inc. 3.625%, 10/15/24(c)		850	865,130
4.25%, 4/15/26(c)		919	949,318
Dell International LLC/EMC Corp. 6.02%, 6/15/26(c)		918	1,032,934
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(c)		1,206	1,205,976
3.60%, 10/15/20		20	20,255

Principal Amount (000)			U.S. $ Value
KLA Corp. 4.65%, 11/01/24	U.S.$	1,265	$1,392,499
Lam Research Corp. 2.80%, 6/15/21		566	572,656
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.875%, 6/18/26(c)		958	1,005,421
Seagate HDD Cayman 4.75%, 1/01/25		336	347,273
Western Digital Corp. 4.75%, 2/15/26		928	955,506

			9,276,572

Transportation—Railroads–0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 4/05/36(c)		261	278,047
5.875%, 7/05/34(c)		830	909,498

			1,187,545

Transportation—Services–0.1%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(c)		925	945,812

			107,832,387

Financial Institutions–11.8%
Banking–10.4%
ABN AMRO Bank NV 4.75%, 7/28/25(c)		269	289,630
AIB Group PLC 4.263%, 4/10/25(c)		1,115	1,158,507
4.75%, 10/12/23(c)		575	607,890
American Express Co. Series C 4.90%, 3/15/20(d)		615	615,252
Australia & New Zealand Banking Group Ltd. 4.40%, 5/19/26(c)		400	427,052
Banco Santander SA 3.50%, 4/11/22		1,200	1,231,752
5.179%, 11/19/25		2,800	3,088,848
Bank of America Corp. 3.124%, 1/20/23		2,400	2,447,328
5.00%, 5/13/21		10	10,442
5.875%, 1/05/21		35	36,607
Series DD 6.30%, 3/10/26(d)		335	378,510
Series L 3.95%, 4/21/25		2,450	2,595,505
Series Z 6.50%, 10/23/24(d)		524	582,861
Banque Federative du Credit Mutuel SA 2.75%, 10/15/20(c)		705	710,161
Barclays Bank PLC 6.86%, 6/15/32(c)(d)		226	262,185
Barclays PLC 5.088%, 6/20/30		1,110	1,160,072

12	Sanford C. Bernstein Fund II, Inc.

Principal Amount (000)			U.S. $ Value
BB&T Corp. 2.625%, 6/29/20	U.S.$	588	$590,099
BBVA USA 2.875%, 6/29/22		1,785	1,805,956
5.50%, 4/01/20		1,537	1,560,409
BNP Paribas SA 2.375%, 5/21/20		989	991,977
4.375%, 9/28/25–5/12/26(c)		2,375	2,523,659
BPCE SA 2.75%, 1/11/23(c)		585	594,185
5.70%, 10/22/23(c)		379	418,067
Capital One Financial Corp. 3.30%, 10/30/24		1,725	1,784,668
4.75%, 7/15/21		90	93,963
Citigroup, Inc. 3.875%, 3/26/25		3,515	3,695,179
Citizens Bank NA/Providence RI 2.25%, 3/02/20		500	499,790
Commonwealth Bank of Australia 4.50%, 12/09/25(c)		409	440,182
Commonwealth Bank of Australia/New York NY Series G 2.30%, 3/12/20		420	420,391
Cooperatieve Rabobank UA 3.95%, 11/09/22		443	461,358
4.375%, 8/04/25		1,869	2,015,399
6.875%, 3/19/20(c)	EUR	100	112,368
Cooperatieve Rabobank UA/NY 2.25%, 1/14/20	U.S.$	698	698,251
Credit Agricole SA/London 2.75%, 6/10/20(c)		600	602,730
3.25%, 10/04/24(c)		364	374,505
3.375%, 1/10/22(c)		680	695,021
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23		1,440	1,503,662
4.55%, 4/17/26		1,095	1,204,894
Danske Bank A/S 3.875%, 9/12/23(c)		1,744	1,807,464
Discover Bank 4.682%, 8/09/28		386	403,459
Fifth Third Bancorp 3.50%, 3/15/22		41	42,263
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21		1,483	1,484,439
3.75%, 5/22/25–2/25/26		731	773,404
3.85%, 7/08/24		3,365	3,564,982
5.75%, 1/24/22		510	549,525
Series D 6.00%, 6/15/20		1,203	1,234,952
HSBC Bank USA NA 4.875%, 8/24/20		680	696,198
HSBC Holdings PLC 4.25%, 3/14/24		2,980	3,132,993
4.292%, 9/12/26		741	794,419
5.10%, 4/05/21		255	265,728
HSBC USA, Inc. 2.75%, 8/07/20		300	301,698

Principal Amount (000)			U.S. $ Value
ING Bank NV 5.80%, 9/25/23(c)	U.S.$	1,580	$1,754,258
ING Groep NV 6.875%, 4/16/22(c)(d)		750	789,105
Intesa Sanpaolo SpA 5.017%, 6/26/24(c)		757	779,173
JPMorgan Chase & Co. 3.22%, 3/01/25		3,995	4,135,224
3.54%, 5/01/28		1,365	1,438,587
3.625%, 5/13/24		436	461,598
4.50%, 1/24/22		45	47,436
4.625%, 5/10/21		60	62,336
Series FF 5.00%, 8/01/24(d)		1,208	1,240,833
KeyBank NA/Cleveland OH 2.25%, 3/16/20		1,000	1,000,880
Lloyds Banking Group PLC 4.05%, 8/16/23		250	262,423
4.45%, 5/08/25		800	862,352
4.582%, 12/10/25		1,499	1,575,584
Manufacturers & Traders Trust Co. 2.625%, 1/25/21		1,000	1,006,400
Morgan Stanley 3.737%, 4/24/24		682	712,274
5.00%, 11/24/25		1,125	1,262,149
7.25%, 4/01/32		55	78,368
Series F 3.875%, 4/29/24		335	356,581
Series G 3.75%, 2/25/23		39	40,798
4.35%, 9/08/26		1,815	1,965,663
5.50%, 7/28/21		746	790,148
MUFG Bank Ltd. 2.30%, 3/05/20(c)		700	700,420
Nationwide Building Society 4.00%, 9/14/26(c)		1,580	1,614,744
PNC Financial Services Group, Inc. (The) 5.125%, 2/08/20		228	230,408
Santander Holdings USA, Inc. 4.40%, 7/13/27		2,525	2,706,446
Santander UK Group Holdings PLC 3.373%, 1/05/24		1,150	1,166,847
3.571%, 1/10/23		1,500	1,521,810
Santander UK PLC 5.00%, 11/07/23(c)		1,050	1,116,402
Standard Chartered PLC 4.247%, 1/20/23(c)		778	805,463
5.20%, 1/26/24(c)		723	777,073
UBS AG 4.75%, 2/12/26(c)	EUR	135	155,972
UBS AG/Stamford CT 7.625%, 8/17/22	U.S.$	1,584	1,785,944
UBS Group Funding Switzerland AG 4.125%, 9/24/25(c)		836	900,288

2019 Annual Report	13

Schedule of Investments (continued)

Principal Amount (000)			U.S. $ Value
US Bancorp Series J 5.30%, 4/15/27(d)	U.S.$	723	$772,410
Wells Fargo & Co. 3.069%, 1/24/23		1,445	1,471,111
3.75%, 1/24/24		1,535	1,622,541

			91,710,888

Finance–0.4%
GE Capital International Funding Co. Unlimited Co. 2.342%, 11/15/20		200	199,502
3.373%, 11/15/25		1,206	1,230,626
4.418%, 11/15/35		757	794,078
Synchrony Financial 4.50%, 7/23/25		1,500	1,600,020

			3,824,226

Insurance–0.6%
Anthem, Inc. 3.30%, 1/15/23		33	34,064
Guardian Life Insurance Co. of America (The) 4.85%, 1/24/77(c)		868	1,106,101
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20		86	87,418
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(c)		7	11,871
MetLife Capital Trust IV 7.875%, 12/15/37(c)		970	1,275,424
MetLife, Inc. 3.048%, 12/15/22		75	77,091
10.75%, 8/01/39		25	40,533
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		377	643,332
New York Life Global Funding 1.95%, 2/11/20(c)		703	702,775
Prudential Financial, Inc. 4.50%, 11/15/20		86	88,308
5.70%, 9/15/48		725	801,959
Voya Financial, Inc. 5.65%, 5/15/53		395	415,631

			5,284,507

REITS–0.4%
Host Hotels & Resorts LP Series D 3.75%, 10/15/23		48	49,976
Welltower, Inc. 4.00%, 6/01/25		3,410	3,643,892

			3,693,868

			104,513,489

Utility–0.4%
Electric–0.4%
Duke Energy Carolinas LLC 3.90%, 6/15/21		42	43,121

Principal Amount (000)			U.S. $ Value
Enel Chile SA 4.875%, 6/12/28	U.S.$	957	$1,067,354
Exelon Corp. 2.85%, 6/15/20		30	30,123
Exelon Generation Co. LLC 2.95%, 1/15/20		919	920,222
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(c)		1,117	1,227,653
TECO Finance, Inc. 5.15%, 3/15/20		730	738,892
Wisconsin Electric Power Co. 4.25%, 12/15/19		23	23,091

			4,050,456

Total Corporates—Investment Grade (cost $206,258,379)			216,396,332

MORTGAGE PASS-THROUGHS–18.5%
Agency Fixed Rate 30-Year–17.4%
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 1/01/35		40	45,128
Series 2007 5.50%, 7/01/35		265	295,689
Series 2016 4.00%, 2/01/46		2,458	2,629,026
Series 2017 4.00%, 7/01/44		1,869	1,998,075
Series 2018 4.00%, 8/01/48–12/01/48		8,105	8,556,278
4.50%, 3/01/48–11/01/48		7,971	8,546,257
5.00%, 11/01/48		1,606	1,739,361
Federal National Mortgage Association Series 2003 5.50%, 4/01/33–7/01/33		680	756,390
Series 2004 5.50%, 2/01/34–11/01/34		628	701,974
Series 2005 5.50%, 2/01/35		657	733,246
Series 2006 5.50%, 4/01/36		132	148,132
Series 2007 5.50%, 5/01/36–8/01/37		164	183,393
Series 2008 5.50%, 8/01/37		1	1,075
Series 2009 5.00%, 12/01/39		30	33,345
Series 2010 4.00%, 12/01/40		1,103	1,178,912
5.00%, 6/01/40		29	32,389
Series 2013 4.00%, 10/01/43		3,789	4,034,707
Series 2015
3.00%, 5/01/45–8/01/45		4,304	4,415,573

14	Sanford C. Bernstein Fund II, Inc.

Principal Amount (000)				U.S. $ Value
Series 2017 3.50%, 11/01/47–1/01/48	U.S.$	6,874		$7,106,862
Series 2018 3.50%, 11/01/47–2/01/48		42,993		44,392,432
4.00%, 8/01/48–12/01/48		11,300		11,917,339
4.50%, 9/01/48		6,733		7,218,356
Series 2019 3.50%, 10/01/49, TBA		17,705		18,161,456
3.50%, 8/01/49		4,339		4,509,783
3.50%, 11/01/49, TBA		8,675		8,899,330
4.00%, 6/01/49		4,417		4,677,082
Government National Mortgage Association Series 2016 3.00%, 4/20/46–5/20/46		2,563		2,642,330
Series 2019 3.00% G2SF, 10/01/49, TBA		8,350		8,567,230

				154,121,150

Agency Fixed Rate 15-Year–1.1%
Federal National Mortgage Association Series 2016 2.50%, 10/01/31–12/01/31		6,170		6,240,263
Series 2017 2.50%, 1/01/32–2/01/32		3,486		3,525,380

				9,765,643

Other Agency Fixed Rate Programs–0.0%
Federal National Mortgage Association Series 2005 5.50%, 3/01/25		81		87,622

Agency ARMs–0.0%
Federal Home Loan Mortgage Corp. Gold Series 2006 5.03% (LIBOR 1 Year + 2.11%), 12/01/36(e)		0	**	480
Series 2007 5.225% (LIBOR 1 Year + 2.10%), 3/01/37(e)		1		629
Federal National Mortgage Association Series 2007 4.572% (LIBOR 1 Year + 1.46%), 2/01/37(e)		1		1,348
4.823% (LIBOR 1 Year + 1.80%), 3/01/37(e)		2		1,689

				4,146

Total Mortgage Pass-Throughs (cost $160,581,252)				163,978,561

COMMERCIAL MORTGAGE-BACKED SECURITIES–8.7%
Non-Agency Fixed Rate CMBS–6.9%
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/50		2,005		2,156,707
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 5/10/58		2,808		2,958,338
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(c)		2,495		2,619,000

Principal Amount (000)			U.S. $ Value
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class B 3.732%, 4/10/46	U.S.$	1,140	$1,176,255
Series 2015-GC27, Class A5 3.137%, 2/10/48		1,468	1,532,044
Series 2015-GC35, Class A4 3.818%, 11/10/48		630	683,796
Series 2016-C1, Class A4 3.209%, 5/10/49		2,409	2,540,045
Series 2016-GC36, Class A5 3.616%, 2/10/49		705	758,344
Series 2018-B2, Class A4 4.009%, 3/10/51		1,200	1,342,163
Commercial Mortgage Trust Series 2012-CR3, Class E 4.91%, 10/15/45(c)		889	851,574
Series 2013-SFS, Class A1 1.873%, 4/12/35(c)		501	499,534
Series 2014-UBS5, Class A4 3.838%, 9/10/47		1,925	2,053,219
Series 2015-CR23, Class A4 3.497%, 5/10/48		1,350	1,433,902
Series 2015-CR24, Class A5 3.696%, 8/10/48		730	784,195
Series 2015-CR25, Class A4 3.759%, 8/10/48		999	1,075,634
Series 2015-DC1, Class A5 3.35%, 2/10/48		1,960	2,057,520
Series 2015-LC21, Class XA 0.909%, 7/10/48(f)		2,797	82,941
Series 2015-PC1, Class A5 3.902%, 7/10/50		226	244,544
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 6/15/57		675	715,507
Series 2015-C3, Class A4 3.718%, 8/15/48		1,165	1,248,774
Series 2015-C4, Class A4 3.808%, 11/15/48		1,641	1,774,638
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(c)		2,184	2,183,086
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(c)		1,499	1,535,602
JP Morgan Chase Commercial Mortgage Securities Trust Series 2011-C5, Class D 5.554%, 8/15/46(c)		224	228,465
Series 2012-C6, Class E 5.319%, 5/15/45(c)		712	683,990
Series 2012-C8, Class AS 3.424%, 10/15/45(c)		1,897	1,949,348
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.859%, 8/15/46(c)		472	465,037

2019 Annual Report	15

Schedule of Investments (continued)

Principal Amount (000)			U.S. $ Value
Series 2014-C21, Class A5 3.775%, 8/15/47	U.S.$	1,445	$1,543,251
Series 2014-C22, Class XA 1.005%, 9/15/47(f)		6,179	212,100
Series 2015-C30, Class A5 3.822%, 7/15/48		725	785,206
Series 2015-C31, Class A3 3.801%, 8/15/48		1,903	2,060,250
JPMCC Commercial Mortgage Securities Trust Series 2017-JP7, Class XA 1.223%, 9/15/50(f)		10,183	630,103
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39		265	154,096
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 3/10/49(c)		1,099	1,102,684
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C16, Class A5 3.892%, 6/15/47		1,345	1,436,812
Series 2014-C19, Class D 3.25%, 12/15/47(c)		603	579,980
Series 2015-C22, Class A4 3.306%, 4/15/48		2,000	2,103,204
Series 2015-C25, Class XA 1.254%, 10/15/48(f)		2,231	111,086
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56(g)		619	586,493
Series 2016-UB12, Class A4 3.596%, 12/15/49		1,105	1,189,630
UBS Commercial Mortgage Trust Series 2012-C1, Class AS 4.171%, 5/10/45		1,250	1,303,647
Series 2018-C10, Class A4 4.313%, 5/15/51		1,350	1,538,083
Series 2018-C8, Class A4 3.983%, 2/15/51		1,320	1,464,709
Series 2018-C9, Class A4 4.117%, 3/15/51		2,100	2,356,797
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/45		2,348	2,394,324
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.616%, 9/15/48		975	1,016,783
Series 2016-NXS6, Class C 4.457%, 11/15/49		1,030	1,111,079
WFRBS Commercial Mortgage Trust Series 2014-C25, Class A5 3.631%, 11/15/47		2,100	2,234,611

			61,549,130

Principal Amount (000)			U.S. $ Value
Non-Agency Floating Rate CMBS–1.8%
Ashford Hospitality Trust Series 2018-ASHF, Class A 2.928% (LIBOR 1 Month + 0.90%), 4/15/35(c)(e)	U.S.$	909	$908,046
Series 2018-KEYS, Class A 3.028% (LIBOR 1 Month + 1.00%), 5/15/35(c)(e)		1,500	1,498,107
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 3.028% (LIBOR 1 Month + 1.00%), 11/15/33(c)(e)		2,435	2,435,718
BHMS Series 2018-ATLS, Class A 3.278% (LIBOR 1 Month + 1.25%), 7/15/35(c)(e)		1,200	1,199,547
Braemar Hotels & Resorts Trust Series 2018-PRME, Class A 2.848% (LIBOR 1 Month + 0.82%), 6/15/35(c)(e)		900	895,479
BX Commercial Mortgage Trust Series 2019-IMC, Class A 3.028% (LIBOR 1 Month + 1.00%), 4/15/34(c)(e)		1,042	1,042,285
BX Trust Series 2018-EXCL, Class A 3.115% (LIBOR 1 Month + 1.09%), 9/15/37(c)(e)		1,329	1,326,887
DBWF Mortgage Trust Series 2018-GLKS, Class A 3.087% (LIBOR 1 Month + 1.03%), 11/19/35(c)(e)		1,272	1,272,235
Great Wolf Trust Series 2017-WOLF, Class A 2.878% (LIBOR 1 Month + 0.85%), 9/15/34(c)(e)		1,261	1,260,611
GS Mortgage Securities Corp. Trust Series 2019-BOCA, Class A 3.228% (LIBOR 1 Month + 1.20%), 6/15/38(c)(e)		738	738,899
Series 2019-SMP, Class A 3.29% (LIBOR 1 Month + 1.15%), 8/15/32(c)(e)		870	869,992
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 3.978% (LIBOR 1 Month + 1.95%), 11/15/26(e)(h)		391	390,361
Starwood Retail Property Trust Series 2014-STAR, Class A 3.248% (LIBOR 1 Month + 1.22%), 11/15/27(c)(e)		1,856	1,852,202

			15,690,369

Agency CMBS–0.0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K021, Class A1 1.603%, 1/25/22		34	34,281

16	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Series K025, Class A1 1.875%, 4/25/22	U.S.$	45	$44,455

			78,736

Total Commercial Mortgage-Backed Securities (cost $75,373,482)			77,318,235

INFLATION-LINKED SECURITIES–7.2%
Japan–0.7%
Japanese Government CPI Linked Bond Series 22 0.10%, 3/10/27	JPY	647,855	6,240,318

United States–6.5%
U.S. Treasury Inflation Index 0.125%, 4/15/21-7/15/26 (TIPS)	U.S.$	45,103	44,812,336
0.375%, 7/15/25 (TIPS)		11,271	11,415,225
0.75%, 7/15/28 (TIPS)		1,605	1,683,879

			57,911,440

Total Inflation-Linked Securities (cost $63,497,354)			64,151,758

COLLATERALIZED MORTGAGE OBLIGATIONS–5.2%
Risk Share Floating Rate–4.0%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 3.368% (LIBOR 1 Month + 1.35%), 8/25/28(c)(e)		412	413,043
Series 2018-3A, Class M1B 3.868% (LIBOR 1 Month + 1.85%), 10/25/27(c)(e)		870	872,573
Series 2019-2A, Class M1C 4.018% (LIBOR 1 Month + 2.00%), 4/25/29(c)(e)		999	996,872
Series 2019-3A, Class M1B 3.618% (LIBOR 1 Month + 1.60%), 7/25/29(c)(e)		915	915,656
Series 2019-3A, Class M1C 3.968% (LIBOR 1 Month + 1.95%), 7/25/29(c)(e)		300	300,271
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 4.418% (LIBOR 1 Month + 2.40%), 4/25/31(c)(e)		841	849,406
Series 2019-R02, Class 1M2 4.318% (LIBOR 1 Month + 2.30%), 8/25/31(c)(e)		408	410,303
Series 2019-R03, Class 1M2 4.168% (LIBOR 1 Month + 2.15%), 9/25/31(c)(e)		380	381,868
Series 2019-R05, Class 1M2 4.018% (LIBOR 1 Month + 2.00%), 7/25/39(c)(e)		658	659,344

	Principal Amount (000)		U.S. $ Value
Eagle RE Ltd. Series 2018-1, Class M2 5.018% (LIBOR 1 Month + 3.00%), 11/25/28(c)(e)	U.S.$	217	$218,041
Federal Home Loan Mortgage Corp. Series 2019-FTR2, Class M2 4.345% (LIBOR 1 Month + 2.15%), 11/25/48(c)(e)		728	728,423
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 6.268% (LIBOR 1 Month + 4.25%), 11/25/23(e)		1,246	1,341,085
Series 2014-DN3, Class M3 6.018% (LIBOR 1 Month + 4.00%), 8/25/24(e)		586	613,567
Series 2014-HQ3, Class M3 6.768% (LIBOR 1 Month + 4.75%), 10/25/24(e)		670	711,051
Series 2015-DNA2, Class M2 4.618% (LIBOR 1 Month + 2.60%), 12/25/27(e)		269	270,669
Series 2015-DNA2, Class M3 5.918% (LIBOR 1 Month + 3.90%), 12/25/27(e)		1,250	1,299,179
Series 2015-HQ1, Class M3 5.818% (LIBOR 1 Month + 3.80%), 3/25/25(e)		199	204,552
Series 2015-HQ2, Class M2 3.968% (LIBOR 1 Month + 1.95%), 5/25/25(e)		127	128,480
Series 2015-HQA1, Class M2 4.668% (LIBOR 1 Month + 2.65%), 3/25/28(e)		222	223,172
Series 2016-DNA1, Class M2 5.045% (LIBOR 1 Month + 2.90%), 7/25/28(e)		96	96,415
Series 2016-DNA2, Class M3 6.668% (LIBOR 1 Month + 4.65%), 10/25/28(e)		1,000	1,071,502
Series 2016-DNA4, Class M2 3.318% (LIBOR 1 Month + 1.30%), 3/25/29(e)		156	156,355
Series 2016-HQA2, Class M2 4.268% (LIBOR 1 Month + 2.25%), 11/25/28(e)		102	102,313
Series 2017-DNA2, Class M2 5.468% (LIBOR 1 Month + 3.45%), 10/25/29(e)		490	517,297
Series 2017-DNA3, Class M2 4.518% (LIBOR 1 Month + 2.50%), 3/25/30(e)		440	449,395
Series 2017-HQA2, Class M2 4.668% (LIBOR 1 Month + 2.65%), 12/25/29(e)		350	358,945

2019 Annual Report	17

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M2 5.018% (LIBOR 1 Month + 3.00%), 7/25/24(e)	U.S.$	484	$507,931
Series 2014-C04, Class 2M2 7.018% (LIBOR 1 Month + 5.00%), 11/25/24(e)		287	307,350
Series 2015-C01, Class 1M2 6.318% (LIBOR 1 Month + 4.30%), 2/25/25(e)		1,381	1,462,981
Series 2015-C01, Class 2M2 6.568% (LIBOR 1 Month + 4.55%), 2/25/25(e)		365	378,564
Series 2015-C02, Class 1M2 6.018% (LIBOR 1 Month + 4.00%), 5/25/25(e)		668	705,384
Series 2015-C02, Class 2M2 6.018% (LIBOR 1 Month + 4.00%), 5/25/25(e)		388	400,640
Series 2015-C03, Class 1M2 7.018% (LIBOR 1 Month + 5.00%), 7/25/25(e)		766	827,343
Series 2015-C03, Class 2M2 7.018% (LIBOR 1 Month + 5.00%), 7/25/25(e)		714	755,578
Series 2015-C04, Class 1M2 7.718% (LIBOR 1 Month + 5.70%), 4/25/28(e)		257	282,670
Series 2015-C04, Class 2M2 7.568% (LIBOR 1 Month + 5.55%), 4/25/28(e)		716	764,663
Series 2016-C01, Class 1M2 8.768% (LIBOR 1 Month + 6.75%), 8/25/28(e)		995	1,097,071
Series 2016-C01, Class 2M2 8.968% (LIBOR 1 Month + 6.95%), 8/25/28(e)		659	710,614
Series 2016-C02, Class 1M2 8.018% (LIBOR 1 Month + 6.00%), 9/25/28(e)		823	897,760
Series 2016-C03, Class 2M2 7.918% (LIBOR 1 Month + 5.90%), 10/25/28(e)		1,756	1,894,187
Series 2016-C05, Class 2M2 6.468% (LIBOR 1 Month + 4.45%), 1/25/29(e)		2,538	2,667,789
Series 2017-C03, Class 1M2 5.018% (LIBOR 1 Month + 3.00%), 10/25/29(e)		440	457,370
Series 2017-C07, Class 2M2 4.518% (LIBOR 1 Month + 2.50%), 5/25/30(e)		700	710,805
Series 2019-R04, Class 2M2 4.504% (LIBOR 1 Month + 2.10%), 6/25/39(c)(e)		985	988,723

	Principal Amount (000)		U.S. $ Value
Home Re Ltd. Series 2018-1, Class M1 4.03% (LIBOR 1 Month + 1.60%), 10/25/28(c)(e)	U.S.$	581	$585,548
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.268% (LIBOR 1 Month + 4.25%), 11/25/24(e)(h)		168	177,291
Oaktown Re III Ltd. Series 2019-1A, Class M1B 3.968% (LIBOR 1 Month + 1.95%), 7/25/29(c)(e)		606	608,133
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 4.14% (LIBOR 1 Month + 2.00%), 3/27/24(e)(h)		526	525,551
Series 2019-2R, Class A 4.89% (LIBOR 1 Month + 2.75%), 5/27/23(e)(h)		1,019	1,022,463
Radnor Re Ltd. Series 2019-1, Class M1B 3.968% (LIBOR 1 Month + 1.95%), 2/25/29(c)(e)		523	525,604
Series 2019-2, Class M1B 3.768% (LIBOR 1 Month + 1.75%), 6/25/29(c)(e)		1,076	1,075,090
STACR Trust Series 2019-DNA3, Class M2 4.35% (LIBOR 1 Month + 2.05%), 7/25/49(c)(e)		159	159,987
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.268% (LIBOR 1 Month + 5.25%), 11/25/25(e)(h)		595	670,109
Series 2015-WF1, Class 2M2 7.518% (LIBOR 1 Month + 5.50%), 11/25/25(e)(h)		188	216,095

			35,673,071

Agency Floating Rate–0.9%
Federal Home Loan Mortgage Corp. REMICs Series 4416, Class BS 4.073% (6.10%–LIBOR 1 Month), 12/15/44(e)(i)		3,206	599,060
Series 4693, Class SL 4.123% (6.15%–LIBOR 1 Month), 6/15/47(e)(i)		3,095	628,995
Series 4727, Class SA 4.173% (6.20%–LIBOR 1 Month), 11/15/47(e)(i)		2,397	440,071
Federal National Mortgage Association REMICs Series 2011-131, Class ST 4.522% (6.54%–LIBOR 1 Month), 12/25/41(e)(i)		1,647	349,573

18	Sanford C. Bernstein Fund II, Inc.

Principal Amount (000)			U.S. $ Value
Series 2012-70, Class SA 4.532% (6.55%–LIBOR 1 Month), 7/25/42(e)(i)	U.S.$	2,889	$656,663
Series 2016-106, Class ES 3.982% (6.00%–LIBOR 1 Month), 1/25/47(e)(i)		3,111	575,787
Series 2017-16, Class SG 4.032% (6.05%–LIBOR 1 Month), 3/25/47(e)(i)		3,204	592,233
Series 2017-73, Class SA 4.132% (6.15%–LIBOR 1 Month), 9/25/47(e)(i)		3,610	778,492
Series 2017-97, Class LS 4.182% (6.20%–LIBOR 1 Month), 12/25/47(e)(i)		2,219	501,568
Series 2017-97, Class SW 4.182% (6.20%–LIBOR 1 Month), 12/25/47(e)(i)		2,422	543,866
Government National Mortgage Association Series 2017-134, Class SE 4.156% (6.20%–LIBOR 1 Month), 9/20/47(e)(i)		2,863	438,514
Series 2017-43, Class ST 3.615% (6.10%–LIBOR 1 Month), 3/20/47(e)(i)		3,870	716,734
Series 2017-65, Class ST 4.106% (6.15%–LIBOR 1 Month), 4/20/47(e)(i)		3,469	720,296

			7,541,852

Non-Agency Fixed Rate–0.2%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 7/25/35		113	106,359
Series 2006-24CB, Class A16 5.75%, 8/25/36		554	455,493
Series 2006-28CB, Class A14 6.25%, 10/25/36		410	339,933
Series 2006-J1, Class 1A13 5.50%, 2/25/36		300	269,344
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 9/25/36		120	94,213
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		431	332,364
Wells Fargo Mortgage Backed Securities Trust Series 2007-8, Class 2A5 5.75%, 7/25/37		5	4,970

			1,602,676

	Principal Amount (000)		U.S. $ Value
Non-Agency Floating Rate–0.1%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 2.208% (LIBOR 1 Month + 0.19%), 12/25/36(e)	U.S.$	1,173	$630,550
HomeBanc Mortgage Trust Series 2005-1, Class A1 2.268% (LIBOR 1 Month + 0.25%), 3/25/35(e)		341	297,552

			928,102

Agency Fixed Rate–0.0%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 2.806%, 5/28/35(j)		323	310,151

Total Collateralized Mortgage Obligations (cost $45,067,965)			46,055,852

ASSET-BACKED SECURITIES–4.9%
Autos—Fixed Rate–2.8%
Avis Budget Rental Car Funding AESOP LLC Series 2016-1A, Class A 2.99%, 6/20/22(c)		742	749,941
Series 2018-1A, Class A 3.70%, 9/20/24(c)		1,700	1,779,902
Series 2018-2A, Class A 4.00%, 3/20/25(c)		1,680	1,788,950
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(c)		520	541,753
Series 2017-3A, Class A 2.05%, 12/15/21(c)		100	99,791
Series 2019-2A, Class A 2.93%, 7/15/22(c)		1,129	1,133,599
First Investors Auto Owner Trust Series 2019-1A, Class B 3.02%, 3/17/25(c)		1,700	1,734,781
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/23(c)		620	666,366
Series 2016-4, Class D 3.89%, 11/15/22(c)		570	584,000
Series 2017-3, Class A 1.88%, 10/15/21(c)		127	127,134
Series 2017-4, Class A 2.07%, 4/15/22(c)		200	199,837
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(c)		2,407	2,407,091
Series 2016-1, Class A 2.31%, 8/15/27(c)		1,232	1,235,268

2019 Annual Report	19

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22	U.S.$	1,755	$1,753,595
Series 2017-1, Class A1 2.07%, 5/15/22		1,275	1,274,122
Hertz Vehicle Financing II LP Series 2015-1A, Class B 3.52%, 3/25/21(c)		669	671,498
Series 2017-1A, Class A 2.96%, 10/25/21(c)		1,500	1,510,451
Series 2018-1A, Class A 3.29%, 2/25/24(c)		710	727,994
Series 2019-1A, Class A 3.71%, 3/25/23(c)		1,915	1,973,126
Series 2019-2A, Class A 3.42%, 5/25/25(c)		1,300	1,342,387
Hertz Vehicle Financing LLC Series 2018-2A, Class A 3.65%, 6/27/22(c)		1,300	1,327,001
Westlake Automobile Receivables Trust Series 2016-3A, Class E 5.69%, 10/16/23(c)		1,000	1,008,377
Wheels SPV 2 LLC Series 2016-1A, Class A3 1.87%, 5/20/25(c)		394	393,225

			25,030,189

Other ABS—Fixed Rate–1.5%
Consumer Loan Underlying Bond Credit Trust Series 2018-P1, Class A 3.39%, 7/15/25(c)(j)		308	309,410
Marlette Funding Trust Series 2017-3A, Class B 3.01%, 12/15/24(c)(j)		331	331,113
Series 2018-1A, Class A 2.61%, 3/15/28(c)(j)		87	87,340
Series 2018-3A, Class A 3.20%, 9/15/28(c)(j)		244	244,486
Series 2018-4A, Class A 3.71%, 12/15/28(c)(j)		834	841,745
Series 2019-1A, Class A 3.44%, 4/16/29(c)(j)		715	719,704
Series 2019-3A, Class A 2.69%, 9/17/29(c)(j)		1,627	1,629,506
Prosper Marketplace Issuance Trust Series 2019-3A, Class A 3.19%, 7/15/25(c)(j)		851	854,370
SBA Tower Trust Series 2015-1A,Class C 3.156%, 10/08/20(c)(j)		1,340	1,341,437
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(c)(j)		97	97,243
Series 2016-3, Class A 3.05%, 12/26/25(c)(j)		144	144,058

	Principal Amount (000)		U.S. $ Value
Series 2017-2, Class A 3.28%, 2/25/26(c)(j)	U.S.$	226	$227,986
Series 2017-5, Class A2 2.78%, 9/25/26(c)(j)		1,323	1,325,855
Series 2017-6, Class A2 2.82%, 11/25/26(c)(j)		1,270	1,273,052
SoFi Consumer Loan Program Trust Series 2018-1, Class A1 2.55%, 2/25/27(c)(j)		126	126,234
Series 2018-3, Class A2 3.67%, 8/25/27(c)(j)		1,206	1,223,266
Series 2019-1, Class A 3.24%, 2/25/28(c)(j)		1,051	1,060,996
Series 2019-3, Class A 2.90%, 5/25/28(c)(j)		1,264	1,272,596

			13,110,397

Credit Cards—Fixed Rate–0.6%
Barclays Dryrock Issuance Trust Series 2015-1, Class A 2.20%, 12/15/22		100	100,007
Chase Issuance Trust Series 2012-A7, Class A7 2.16%, 9/15/24		200	201,569
World Financial Network Credit Card Master Trust Series 2018-A, Class A 3.07%, 12/16/24		2,100	2,125,767
Series 2018-B, Class M 3.81%, 7/15/25		1,100	1,130,131
Series 2019-B, Class M 3.04%, 4/15/26		1,600	1,611,647

			5,169,121

Home Equity Loans—Floating Rate–0.0%
ABFC Trust Series 2003-WF1, Class A2 3.143% (LIBOR 1 Month + 1.13%), 12/25/32(e)(j)		126	126,339
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 2.318% (LIBOR 1 Month + 0.30%), 4/25/34(e)(j)		64	63,205

			189,544

Home Equity Loans—Fixed Rate–0.0%
Credit-Based Asset Servicing & Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33(j)		87	89,712

Total Asset-Backed Securities (cost $42,965,827)			43,588,963

20	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

AGENCIES–2.5%
Agency Debentures–2.5%
Federal Home Loan Bank 1.875%, 7/07/21	U.S.$	3,365	$3,376,357
2.50%, 2/13/24		1,465	1,520,873
Federal National Mortgage Association 6.25%, 5/15/29		355	490,624
6.625%, 11/15/30		260	380,817
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		16,374	16,120,367

Total Agencies (cost $21,552,145)			21,889,038

CORPORATES—NON-INVESTMENT GRADE–2.1%

Financial Institutions–1.2%
Banking–1.1%
CIT Group, Inc. 5.25%, 3/07/25		703	767,437
Citigroup, Inc. 5.95%, 1/30/23(d)		481	501,611
Series Q 5.95%, 8/15/20(d)		887	902,939
Citizens Financial Group, Inc. Series A 5.50%, 4/06/20(d)		720	726,480
Credit Suisse Group AG 6.375%, 8/21/26(c)(d)		355	368,036
7.50%, 7/17/23(c)(d)		1,503	1,608,752
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/22(d)		399	391,267
Series Q 5.50%, 8/10/24(d)		286	299,556
Morgan Stanley Series J 5.55%, 7/15/20(d)		485	491,683
Royal Bank of Scotland Group PLC 8.625%, 8/15/21(d)		1,810	1,939,053
Series U 4.424% (LIBOR 3 Month + 2.32%), 9/30/27(d)(e)		800	758,144
Standard Chartered PLC 3.776% (LIBOR 3 Month + 1.51%), 1/30/27(c)(d)(e)		400	323,564
7.50%, 4/02/22(c)(d)		453	478,481
7.75%, 4/02/23(c)(d)		200	216,236

			9,773,239

Finance–0.1%
Navient Corp. 6.625%, 7/26/21		935	986,781
7.25%, 1/25/22		134	144,847

			1,131,628

			10,904,867

	Principal Amount (000)		U.S. $ Value

Industrial–0.8%
Capital Goods–0.1%
TransDigm, Inc. 6.25%, 3/15/26(c)	U.S.$	705	$757,057

Communications—Media–0.2%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 3/01/23(c)		906	919,644
CSC Holdings LLC 6.75%, 11/15/21		235	253,901
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375%, 8/15/26(c)		567	588,365
Ziggo BV 5.50%, 1/15/27(c)		262	274,301

			2,036,211

Consumer Cyclical—Automotive–0.0%
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 4.375%, 5/15/26(c)	EUR	228	253,123

Consumer Cyclical—Other–0.1%
International Game Technology PLC 6.50%, 2/15/25(c)	U.S.$	890	987,500

Consumer Non-Cyclical–0.1%
Spectrum Brands, Inc. 5.75%, 7/15/25		932	971,796

Energy–0.2%
Antero Resources Corp. 5.125%, 12/01/22		185	162,387
Sunoco LP/Sunoco Finance Corp. 4.875%, 1/15/23		858	881,441
Transocean Poseidon Ltd. 6.875%, 2/01/27(c)		491	515,221

			1,559,049

Technology–0.1%
CommScope, Inc. 5.50%, 3/01/24(c)		385	395,560
6.00%, 3/01/26(c)		535	553,811

			949,371

			7,514,107

Utility–0.1%
Electric–0.1%
AES Corp./VA 4.00%, 3/15/21		684	696,784

Total Corporates—Non-Investment Grade (cost $18,698,345)			19,115,758

2019 Annual Report	21

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

LOCAL GOVERNMENTS—US MUNICIPAL BONDS–0.4%
United States–0.4%
State of California Series 2010 7.625%, 3/01/40 (cost $2,137,090)	U.S.$	2,040	$3,347,232

QUASI-SOVEREIGNS–0.4%

Quasi-Sovereign Bonds–0.4%
Indonesia–0.2%
Pertamina Persero PT 6.45%, 5/30/44(c)		850	1,093,844
Perusahaan Listrik Negara PT 5.45%, 5/21/28(c)		447	514,748
6.15%, 5/21/48(c)		200	256,438

			1,865,030

Mexico–0.2%
Petroleos Mexicanos 6.75%, 9/21/47		996	955,164
6.84%, 1/23/30(c)		356	368,068

			1,323,232

Total Quasi-Sovereigns (cost $2,855,246)			3,188,262

EMERGING MARKETS—CORPORATE BONDS–0.3%

Industrial–0.3%
Capital Goods–0.0%
Odebrecht Finance Ltd. 5.25%, 6/27/29(c)(k)(l)		656	69,905

Consumer Non-Cyclical–0.2%
BRF GmbH 4.35%, 9/29/26(c)		527	521,895
BRF SA 3.95%, 5/22/23(c)		370	370,925
Minerva Luxembourg SA 5.875%, 1/19/28(c)		200	201,281
6.50%, 9/20/26(c)		309	320,703

			1,414,804

Energy–0.0%
Cosan Luxembourg SA 7.00%, 1/20/27(c)		200	218,220

Transportation—Services–0.1%
Rumo Luxembourg SARL 5.875%, 1/18/25(c)		672	710,430

			2,413,359

	Principal Amount (000)		U.S. $ Value

Utility–0.0%
Electric–0.0%
Terraform Global Operating LLC 6.125%, 3/01/26(h)	U.S.$	286	$293,576

Total Emerging Markets—Corporate Bonds (cost $3,163,569)			2,706,935

EMERGING MARKETS—TREASURIES–0.1%
South Africa–0.1%
Republic of South Africa Government Bond Series 2030 8.00%, 1/31/30 (cost $665,093)	ZAR	11,091	683,557

		Shares

COMMON STOCKS–0.1%

Financials–0.1%
Insurance–0.1%
Mt Logan Re Ltd. (Preference Shares)(j)(m) (cost $521,000)		521	502,134

Principal Amount (000)

EMERGING MARKETS—SOVEREIGNS–0.0%
Egypt–0.0%
Egypt Government International Bond 6.125%, 1/31/22(c) (cost $405,000)	U.S.$	405	417,403

SHORT-TERM INVESTMENTS–3.9%

Governments—Treasuries–3.1%
Japan–3.1%
Japan Treasury Discount Bill Series 850 Zero Coupon, 11/11/19 Series 854	JPY	441,000	4,079,440
Zero Coupon, 12/02/19		2,499,000	23,120,137

Total Governments—Treasuries (cost $27,342,204)			27,199,577

22	Sanford C. Bernstein Fund II, Inc.

Company	Shares	U.S. $ Value
Investment Companies–0.8%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.89%(n)(o)(p) (cost $7,529,162)	7,529,162	$7,529,162

Total Short-Term Investments (cost $34,871,366)		34,728,739

Total Investments—104.4% (cost $895,815,216)		925,807,293

Other assets less liabilities—(4.4)%		(39,233,762)

Net Assets—100.0%		$886,573,531

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)

Purchased Contracts

10 Yr Mini Japan Government Bond Futures	1	December 2019	$143,297	$126

U.S. T-Note 5 Yr (CBT) Futures	43	December 2019	5,123,383	2,945

U.S. T-Note 10 Yr (CBT) Futures	15	December 2019	1,954,687	(23,521)

U.S. Ultra Bond (CBT) Futures	91	December 2019	17,463,469	(359,800)

Sold Contracts

10 Yr Japan Bond (OSE) Futures	5	December 2019	7,168,555	7,035

U.S. 10 Yr Ultra Futures	17	December 2019	2,420,906	(12,898)

U.S. T-Note 2 Yr (CBT) Futures	14	December 2019	3,017,000	201

				$(385,912)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Barclays Bank PLC	BRL	5,214	USD	1,252	10/02/19	$(2,848)

Barclays Bank PLC	USD	1,247	BRL	5,214	10/02/19	7,818

Barclays Bank PLC	USD	6,993	EUR	6,185	10/10/19	(248,022)

Barclays Bank PLC	INR	149,901	USD	2,083	10/24/19	(32,414)

Barclays Bank PLC	JPY	2,870,000	USD	26,658	10/24/19	76,756

BNP Paribas SA	USD	2,517	GBP	2,034	10/18/19	(15,026)

BNP Paribas SA	NZD	4,113	USD	2,582	11/07/19	3,989

Citibank, NA	BRL	5,214	USD	1,245	10/02/19	(9,903)

Citibank, NA	USD	1,252	BRL	5,214	10/02/19	2,848

Citibank, NA	HUF	506,169	USD	1,731	10/11/19	82,093

Citibank, NA	USD	2,190	INR	151,986	10/24/19	(45,034)

Citibank, NA	USD	1,243	BRL	5,214	11/04/19	9,473

Citibank, NA	USD	1,857	COP	6,247,799	11/14/19	(64,653)

Citibank, NA	USD	2,343	JPY	251,326	11/21/19	(10,697)

2019 Annual Report	23

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Deutsche Bank AG	JPY	688,731	USD	6,410	11/21/19	$19,998

Goldman Sachs Bank USA	CAD	7,551	USD	5,692	11/22/19	(12,282)

JPMorgan Chase Bank, NA	PLN	6,673	USD	1,701	10/11/19	36,985

Morgan Stanley & Co., Inc.	USD	4,047	PLN	15,363	10/11/19	(215,204)

Natwest Markets PLC	EUR	8,961	USD	10,120	10/10/19	348,008

State Street Bank & Trust Co.	EUR	1,192	USD	1,317	10/10/19	16,886

State Street Bank & Trust Co.	USD	406	EUR	365	10/10/19	(8,542)

State Street Bank & Trust Co.	USD	1,745	HUF	503,825	10/11/19	(104,638)

State Street Bank & Trust Co.	GBP	1,463	USD	1,795	10/18/19	(5,714)

State Street Bank & Trust Co.	NZD	2,218	USD	1,415	11/07/19	24,475

State Street Bank & Trust Co.	JPY	70,885	USD	660	11/21/19	1,891

State Street Bank & Trust Co.	ZAR	8,153	USD	551	11/21/19	15,864

State Street Bank & Trust Co.	MYR	9,719	USD	2,316	2/13/20	3,061

						$(124,832)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAIG Series 32, 5 Year Index, 6/20/24*	(1.00)%	Quarterly	0.53%	USD	10,360	$(221,062)	$(178,824)	$(42,238)

* Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
		Termination Date	Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)			Payments made by the Fund	Payments received by the Fund
CAD	70,000	8/27/21	3 Month CDOR	1.623%	Semi-Annual/Semi-Annual	$(258,837)	$453	$(259,290)
SEK	307,100	8/30/24	3 Month STIBOR	(0.165%)	Quarterly/Annual	(195,916)	—	(195,916)

						$(454,753)	$453	$(455,206)

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)%	Monthly	0.28%	USD	38	$(490)	$465	$(955)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.53	USD	804	21,775	64,621	(42,846)

24	Sanford C. Bernstein Fund II, Inc.

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00	) %	Monthly	3.53%	USD	1,608	$43,550	$121,686	$(78,136)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)		Monthly	3.53	USD	1,608	43,550	117,543	(73,993)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)		Monthly	3.53	USD	1,980	53,625	139,850	(86,225)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)		Monthly	3.53	USD	400	10,834	27,490	(16,656)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)		Monthly	3.53	USD	400	10,834	27,490	(16,656)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)		Monthly	3.53	USD	380	10,292	26,701	(16,409)
Credit Suisse International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.28	USD	3,590	(46,252)	43,656	(89,908)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.28	USD	33	(426)	292	(718)
Deutsche Bank AG
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.28	USD	457	(5,887)	5,992	(11,879)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.28	USD	4,392	(56,583)	45,178	(101,761)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.28	USD	1,319	(16,993)	13,452	(30,445)
Goldman Sachs International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.28	USD	500	(6,442)	6,502	(12,944)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.28	USD	287	(3,698)	2,645	(6,343)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.28	USD	538	(6,931)	6,810	(13,741)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.28	USD	1,077	(13,876)	13,632	(27,508)

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.28	USD	4,000	(336,400)	(498,726)	162,326
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.28	USD	196	(16,484)	(20,041)	3,557
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.28	USD	345	(29,014)	(45,997)	16,983
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.28	USD	325	(27,332)	(44,359)	17,027
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.28	USD	385	(32,378)	(57,680)	25,302
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.28	USD	567	(47,732)	(65,255)	17,523
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.28	USD	804	(67,684)	(92,531)	24,847
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.28	USD	1,134	(95,464)	(127,627)	32,163
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.28	USD	1,608	(135,367)	(180,973)	45,606

2019 Annual Report	25

Schedule of Investments (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.28%	USD	1,134	$(95,464)	$(125,121)	$29,657
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,298	(109,270)	(139,867)	30,597
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,215	(102,283)	(131,591)	29,308
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	450	(37,883)	(48,676)	10,793
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	396	(33,337)	(50,509)	17,172
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	340	(28,622)	(43,366)	14,744
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	554	(46,637)	(70,661)	24,024
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	390	(32,832)	(51,382)	18,550
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	81	(6,819)	(10,487)	3,668
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	913	(76,936)	(110,679)	33,743
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	274	(23,089)	(33,216)	10,127
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	297	(24,977)	(45,835)	20,858
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	58	(4,878)	(9,392)	4,514
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,200	(101,020)	(121,530)	20,510
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	914	(76,867)	(59,440)	(17,427)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,600	(134,560)	(111,208)	(23,352)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	388	(32,631)	(23,230)	(9,401)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	1,127	(94,781)	(91,876)	(2,905)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	251	(21,109)	(20,462)	(647)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	324	(27,249)	(26,975)	(274)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	629	(52,899)	(60,330)	7,431
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	417	(35,069)	(62,190)	27,121
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	165	(13,890)	(20,579)	6,689
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	5	(421)	(628)	207
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	1.94	USD	1,460	3,699	(28,711)	32,410
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	896	(75,354)	(74,089)	(1,265)

26	Sanford C. Bernstein Fund II, Inc.

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.28%	USD	45	$(3,785)	$(5,303)	$1,518
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	278	(23,380)	(35,216)	11,836
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	610	(51,301)	(70,143)	18,842
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	610	(51,301)	(70,116)	18,815
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	457	(38,433)	(49,493)	11,060
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	950	(79,895)	(73,010)	(6,885)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	268	(22,539)	(23,281)	742
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	22	(1,850)	(1,982)	132
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	45	(3,784)	(4,129)	345
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	45	(3,784)	(4,468)	684
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	89	(7,485)	(9,659)	2,174
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	446	(37,509)	(61,020)	23,511
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	984	(82,755)	(113,900)	31,145
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	306	(25,735)	(32,774)	7,039
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	28	(2,355)	(4,275)	1,920
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	31	(2,610)	(3,997)	1,387
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	325	(27,332)	(50,223)	22,891
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	322	(27,080)	(52,907)	25,827
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	448	(37,677)	(74,669)	36,992
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	239	(20,100)	(23,376)	3,276
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	56	(4,710)	(5,492)	782
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	138	(11,606)	(17,703)	6,097
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	975	(82,241)	(120,203)	37,962
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	338	(28,426)	(42,038)	13,612
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	59	(4,977)	(5,788)	811

2019 Annual Report	27

Schedule of Investments (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.28%	USD	1,200	$(100,920)	$(160,692)	$59,772
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.28	USD	369	(31,033)	(26,158)	(4,875)

						$(2,850,754)	$(3,183,229)	$332,475

* Termination date

**	Principal amount less than 500.
(a)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.
(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the aggregate market value of these securities amounted to $129,176,670 or 14.6% of net assets.
(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2019.
(f)	IO—Interest Only.
(g)	Illiquid security.
(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.37% of net assets as of September 30, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.268%, 11/25/24	11/06/15	$ 166,151	$177,291	0.02%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 3.978%, 11/15/26	11/16/15	389,775	390,361	0.04%
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 4.14%, 3/27/24	6/07/19	525,748	525,551	0.06%
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 4.89%, 5/27/23	6/07/19	1,018,974	1,022,463	0.12%
Terraform Global Operating LLC 6.125%, 3/01/26	2/08/18	286,000	293,576	0.03%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.268%, 11/25/25	9/28/15	595,179	670,109	0.08%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 7.518%, 11/25/25	9/28/15	186,809	216,095	0.02%

(i)	Inverse interest only security.
(j)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(k)	Non-income producing security.
(l)	Defaulted.
(m)	Restricted and illiquid security.

28	Sanford C. Bernstein Fund II, Inc.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/14	$ 521,000	$502,134	0.06%

(n)	Affiliated investments.
(o)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(p)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

BRL—Brazilian Real

CAD—Canadian Dollar

COP—Colombian Peso

EUR—Euro

GBP—Great British Pound

HUF—Hungarian Forint

INR—Indian Rupee

JPY—Japanese Yen

MYR—Malaysian Ringgit

NZD—New Zealand Dollar

PLN—Polish Zloty

SEK—Swedish Krona

USD—United States Dollar

ZAR—South African Rand

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CDOR—Canadian Dealer Offered Rate

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

CPI—Consumer Price Index

LIBOR—London Interbank Offered Rates

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

STIBOR—Stockholm Interbank Offered Rate

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

2019 Annual Report	29

Statement of Assets and Liabilities—September 30, 2019

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

ASSETS

Investments in securities, at value

Unaffiliated issuers (cost $888,286,054)	$918,278,131

Affiliated issuers (cost $7,529,162)	7,529,162

Foreign currencies, at value (cost $43,903)	43,835

Cash	282,837

Cash collateral due from broker	1,014,351

Receivables:

Unaffiliated interest and dividends	4,375,413

Affiliated dividends	20,235

Investment securities sold	586,846

Variation margin on futures	56,250

Variation margin on centrally cleared swaps	9,429

Unrealized appreciation of forward currency exchange contracts	650,145

Market value on credit default swaps (net premiums paid and $496,670)	198,159

Total assets	933,044,793

LIABILITIES

Payables:

Dividends to shareholders	623,369

Investment securities purchased	40,590,455

Capital shares redeemed	918,175

Advisory fee	245,204

Administrative fee	15,841

Transfer Agent fee	1,610

Accrued expenses and other liabilities	252,718

Market value on credit default swaps (net premiums received and $3,679,899)	3,048,913

Unrealized depreciation of forward currency exchange contracts	774,977

Total liabilities	46,471,262

NET ASSETS	$886,573,531

SHARES OF CAPITAL STOCK OUTSTANDING	57,362,653

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$15.46

NET ASSETS CONSIST OF:

Capital stock, at par*	$57,363

Additional paid-in capital	856,054,282

Distributable earnings	30,461,886

$886,573,531

* The Sanford C. Bernstein Fund II, Inc., has authorized 18 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund II, Inc.

Statement of Operations—for the year ended September 30, 2019

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$27,785,898

Dividends—Affiliated issuers	235,746

Total income	28,021,644

Expenses:

Advisory fee (see Note 2A)	3,674,397

Custodian fee	205,156

Transfer Agent fee	18,511

Auditing and tax fees	113,138

Administrative	65,361

Registration fees	42,894

Printing fees	33,850

Legal fees	30,324

Directors’ fees and expenses	23,266

Miscellaneous	41,107

Total expenses	4,248,004

Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2C)	(578,301)

Net expenses	3,669,703

Net investment income	24,351,941

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain on:

Investment transactions (a)	4,797,453

Forward currency exchange contracts	(885,563)

Futures	7,282,648

Swaps	66,784

Foreign currency transactions	1,141,705

Net realized gain on investment and foreign currency transactions	12,403,027

Net change in unrealized appreciation/depreciation of:

Investments (b)	39,040,470

Forward currency exchange contracts	(773,708)

Futures	1,625,454

Swaps	578,865

Foreign currency denominated assets and liabilities and other assets	11,645

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	40,482,726

Net realized and unrealized gain on investment and foreign currency transactions	52,885,753

Contributions from affiliates (see Note 2A)	4,192

Net increase in net assets resulting from operations	$77,241,886

(a) Net of foreign capital gains taxes of $26,570.

(b) Net of increase in accrued foreign capital gains taxes of $23,295.

See Notes to Financial Statements.

2019 Annual Report	31

Statement of Changes in Net Assets

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$24,351,941	$17,339,430

Net realized gain (loss) on investment and foreign currency transactions	12,403,027	(6,318,265)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets and liabilities	40,482,726	(18,644,454)

Contributions from affiliates (see Note 2A)	4,192	10,555

Net increase (decrease) in net assets resulting from operations	77,241,886	(7,612,734)

Distributions to shareholders	(26,097,315)	(18,192,655)

Capital-share transactions:

Net proceeds from sales of shares	192,650,508	147,593,732

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	23,252,401	16,051,161

Total proceeds from shares sold	215,902,909	163,644,893

Cost of shares redeemed	(114,648,461)	(92,944,434)

Net increase in net assets from capital-share transactions	101,254,448	70,700,459

Net increase in net assets	152,399,019	44,895,070

NET ASSETS:

Beginning of period	734,174,512	689,279,442

End of period	$886,573,531	$734,174,512

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund II, Inc.

Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for the Portfolio for each of the periods presented:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15

Net asset value, beginning of period	$14.55	$15.08	$15.57	$15.29	$15.77

Income from investment operations

Investment income, net†‡	0.44	0.36	0.38	0.43	0.40

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.95	(0.51)	(0.27)	0.52	0.00	(a)

Contributions from affiliates	0.00 (a)	0.00 (a)	0.00 (a)	0	0

Total from investment operations	1.39	(0.15)	0.11	0.95	0.40

Less dividends and distributions:

Dividends from net investment income	(0.48)	(0.38)	(0.41)	(0.52)	(0.47)

Dividends from net realized gain on investment transactions	0	0	(0.19)	(0.15)	(0.41)

Total dividends and distributions	(0.48)	(0.38)	(0.60)	(0.67)	(0.88)

Net asset value, end of period	$15.46	$14.55	$15.08	$15.57	$15.29

Total return (b)	9.70%	(0.98)%	0.78%	6.42%	2.60%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$886,574	$734,175	$689,279	$634,431	$614,965

Average net assets (000 omitted)	$816,533	$702,953	$622,162	$617,969	$632,506

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.45%	0.45%	0.45%	0.45%	0.45%	+

Expenses, before waivers/reimbursements	0.52%	0.55%	0.59%	0.59%	0.58%	+

Net investment income‡	2.98%	2.47%	2.50%	2.79%	2.61%	+

Portfolio turnover rate*	70%	189%	229%	146%	266%

†	Based on average shares outstanding.
‡	Net of expenses waived by the Adviser.
+	The ratio includes expenses attributable to costs of proxy solicitation.
*	The Portfolio accounts for dollar roll transactions as purchases and sales.
(a)	Amount is less than $.005.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

See Notes to Financial Statements.

2019 Annual Report	33

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund II, Inc. (the “Fund”) is a managed open-end registered investment company incorporated in Maryland on February 7, 2002. The Fund, currently comprises one portfolio, the Intermediate Duration Institutional Portfolio (the “Portfolio”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

34	Sanford C. Bernstein Fund II, Inc.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

2019 Annual Report	35

Notes to Financial Statements (continued)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of September 30, 2019:

INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Governments—Treasuries	$0	$227,738,534	$0	$227,738,534

Corporates—Investment Grade	0	216,396,332	0	216,396,332

Mortgage Pass-Throughs	0	163,978,561	0	163,978,561

Commercial Mortgage-Backed Securities	0	77,318,235	0	77,318,235

Inflation-Linked Securities	0	64,151,758	0	64,151,758

Collateralized Mortgage Obligations	0	45,745,701	310,151	46,055,852

Asset-Backed Securities	0	30,199,310	13,389,653	43,588,963

Agencies	0	21,889,038	0	21,889,038

Corporates—Non-Investment Grade	0	19,115,758	0	19,115,758

Local Governments—US Municipal Bonds	0	3,347,232	0	3,347,232

Quasi-Sovereigns	0	3,188,262	0	3,188,262

Emerging Markets—Corporate Bonds	0	2,706,935	0	2,706,935

Emerging Markets—Treasuries	0	683,557	0	683,557

Common Stocks	0	0	502,134	502,134

Emerging Markets—Sovereigns	0	417,403	0	417,403

Short-Term Investments:

Governments—Treasuries	0	27,199,577	0	27,199,577

Investment Companies	7,529,162	0	0	7,529,162

Total Investments in Securities	7,529,162	904,076,193	14,201,938	925,807,293
Other Financial Instruments (a):
Assets:

Futures	10,307	0	0	10,307	(b)

Forward Currency Exchange Contracts	0	650,145	0	650,145

Credit Default Swaps	0	198,159	0	198,159

Liabilities:

Futures	(396,219)	0	0	(396,219	) (b)

Forward Currency Exchange Contracts	0	(774,977)	0	(774,977)

Centrally Cleared Credit Default Swaps	0	(221,062)	0	(221,062	) (b)

Centrally Cleared Interest Rate Swaps	0	(454,753)	0	(454,753	) (b)

Credit Default Swaps	0	(3,048,913)	0	(3,048,913)

Total	$7,143,250	$900,424,792	$14,201,938	$921,769,980

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

36	Sanford C. Bernstein Fund II, Inc.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	COMMERCIAL MORTGAGE- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS		ASSET- BACKED SECURITIES
Balance as of 9/30/18	$9,056,899	$302,644		$12,223,713

Accrued discounts/(premiums)	1,767	0		751

Realized gain (loss)	119,883	0		1,644

Change in unrealized appreciation/depreciation	(64,098)	7,507		133,737

Purchases/Payups	0	0		8,327,193

Sales/Paydowns	(1,853,495)	0		(7,297,385)

Transfers in to Level 3	0	0		0

Transfers out of Level 3	(7,260,956)	0		0

Balance as of 9/30/19	$0	$310,151		$13,389,653

Net change in unrealized appreciation/depreciation from investments held as of 9/30/19 (a)	$0	$7,507		$130,084

	COMMON STOCKS	TOTAL
Balance as of 9/30/18	$522,535	$22,105,791

Accrued discounts/(premiums)	0	2,518

Realized gain (loss)	0	121,527

Change in unrealized appreciation/depreciation	(20,401)	56,745

Purchases/Payups	0	8,327,193

Sales/Paydowns	0	(9,150,880)

Transfers in to Level 3	0	0

Transfers out of Level 3	0	(7,260,956	)(b)

Balance as of 9/30/19	$502,134	$14,201,938

Net change in unrealized appreciation/depreciation from investments held as of 9/30/19 (a)	$(20,401)	$117,190

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at September 30, 2019. Securities priced by third party vendors are excluded from the following table:

	QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
	FAIR VALUE AT 9/30/19	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	INPUT
Common Stocks	$502,134	Market Approach	NAV Equivalent	$963.79

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in NAV equivalent in isolation would be expected to result in a significantly higher (lower) fair value measurement.

2019 Annual Report	37

Notes to Financial Statements (continued)

C.	Foreign Currency Translation

The accounting records of the Portfolio are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolio does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly.

38	Sanford C. Bernstein Fund II, Inc.

Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effect of such permanent differences on the Portfolio, which includes contributions from affiliates, is reflected as an adjustment to components of capital as of September 30, 2019, as shown below:

INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO DISTRIBUTABLE EARNINGS/ ACCUMULATED LOSS

$(4,192)	$4,192

H.	Repurchase Agreements

The Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Portfolio’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Advisory Fee

Under the advisory agreement between the Fund and Adviser, the Portfolio pays the Adviser an advisory fee at an annual rate of 0.45% of the first $2.5 billion, 0.40% of the next $2.5 billion, 0.35% of the next $3 billion and 0.30% in excess of $8 billion of the average daily net assets of the Portfolio. Prior to January 1, 2018, the advisory fee was 0.50% of the first $1 billion and 0.45% in excess of $1 billion of the Portfolio’s average daily net assets. Pursuant to an Expense Limitation Agreement, during the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. This waiver extends through January 29, 2020 and may be extended by the Adviser for additional one-year terms. For the year ended September 30, 2019, the aggregate amount of such fee waiver was $568,327.

During the year ended September 30, 2019, the Adviser reimbursed the Portfolio $4,192 for trading losses incurred due to trade entry errors. During the year ended September 30, 2018, the Adviser reimbursed the Portfolio $10,555 for trading losses incurred due to trade entry errors.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA owned 10.1% of the outstanding shares of common stock of AXA Equitable as of November 13, 2019, and no longer owns a controlling interest in AXA Equitable. AXA previously announced its intention to sell its entire interest in AXA

2019 Annual Report	39

Notes to Financial Statements (continued)

Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining AXA Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into AXA Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of AXA Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Fund’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser. Shareholders of the Fund subsequently approved the new investment advisory agreement, which became effective on November 13, 2019.

B.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of the Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

C.	Investments and other transactions with Affiliated Issuers

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended September 30, 2019, such waiver amounted to $9,974.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended September 30, 2019 is as follows:

FUND	MARKET VALUE 9/30/18 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 9/30/19 (000)	DIVIDEND INCOME (000)
Government Money Market Portfolio	$14,250	$387,833	$394,554	$7,529	$236

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2019, the Portfolio had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

	PURCHASES	SALES
Investment securities (excluding U.S. government securities)	$175,839,106	$98,840,396

U.S. government securities	586,347,062	453,356,361

40	Sanford C. Bernstein Fund II, Inc.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$895,835,901

Gross unrealized appreciation	$34,258,600

Gross unrealized depreciation	(4,532,467)

Net unrealized appreciation	$29,726,133

B.	Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2019, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2019 Annual Report	41

Notes to Financial Statements (continued)

During the year ended September 30, 2019, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed

42	Sanford C. Bernstein Fund II, Inc.

based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2019, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2019, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Variance Swaps:

The Portfolio may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended September 30, 2019, the Portfolio held variance swaps for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

2019 Annual Report	43

Notes to Financial Statements (continued)

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended September 30, 2019, the Portfolio had entered into the following derivatives:

	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$10,307	*	Receivable/Payable for variation margin on futures	$396,219	*

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	42,238	*

Interest rate contracts				Receivable/Payable for variation margin on centrally cleared swaps	455,206	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	650,145		Unrealized depreciation on forward currency exchange contracts	774,977

Credit contracts	Market value on credit default swaps	198,159		Market value on credit default swaps	3,048,913

Total		$858,611			$4,717,553

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$7,282,648	$1,625,454

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(885,563)	(773,708)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(521,965)	(336,513)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	612,930	897,836

Foreign currency contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(24,181)	17,542

Total		$6,463,869	$1,430,611

44	Sanford C. Bernstein Fund II, Inc.

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended September 30, 2019:

Futures:

Average notional amount of buy contracts	$108,746,831

Average notional amount of sale contracts	$28,820,555

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$26,460,843

Average principal amount of sale contracts	$66,033,158

Centrally Cleared Interest Rate Swaps:

Average notional amount	$228,231,922

Credit Default Swaps:

Average notional amount of buy contracts	$20,583,692

Average notional amount of sale contracts	$33,482,000

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$10,360,000

Variance Swap

Average notional amount	$1,246,762	(a)

(a)	Positions were open for five months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of September 30, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Barclays Bank PLC	$84,574	$(84,574)	$0	$0	$0

BNP Paribas SA	3,989	(3,989)	0	0	0

Citibank, NA	94,414	(94,414)	0	0	0

Citigroup Global Markets, Inc.	194,460	(194,460)	0	0	0

Deutsche Bank AG	23,697	(23,697)	0	0	0

JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	36,985	(36,985)	0	0	0

Natwest Markets PLC	348,008	0	0	0	348,008

State Street Bank & Trust Co.	62,177	(62,177)	0	0	0

Total	$848,304	$(500,296)	$0	$0	$348,008	^

2019 Annual Report	45

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$283,284	$(84,574)	$0	$0	$198,710

BNP Paribas SA	15,026	(3,989)	0	0	11,037

Citibank, NA	130,287	(94,414)	0	(35,873)	0

Citigroup Global Markets, Inc.	1,411,372	(194,460)	0	(1,216,912)	0

Credit Suisse International	637,174	0	0	(637,174)	0

Deutsche Bank AG	323,017	(23,697)	0	(299,320)	0

Goldman Sachs Bank USA/Goldman Sachs International	384,812	0	0	(384,812)	0

JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	152,060	(36,985)	0	0	115,075

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	367,964	0	0	(264,193)	103,771

State Street Bank & Trust Co.	118,894	(62,177)	0	0	56,717

Total	$3,823,890	$(500,296)	$0	$(2,838,284)	$485,310	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended September 30, 2019, the Portfolio earned drop income of $102,374 which is included in interest income in the accompanying statement of operations.

46	Sanford C. Bernstein Fund II, Inc.

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2019 and September 30, 2018 were as follows:

	2019	2018
Distributions paid from:

Ordinary income	$26,097,315	$18,192,655

Total distributions paid	$26,097,315	$18,192,655

As of September 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$859,242

Undistributed capital gains	1,319,244	(a)

Other losses	(677,453	)(b)

Unrealized appreciation/(depreciation)	29,697,116	(c)

Total accumulated earnings/(deficit)	$31,198,149	(d)

(a)	During the fiscal year, the Fund utilized $13,184,956 of capital loss carry forwards to offset current year net realized gains.

(b)	As of September 30, 2019, the cumulative deferred loss on straddles was $677,453.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(d)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2019, the Portfolio did not have any capital loss carryforwards.

NOTE 5.	Risks Involved in Investing in the Portfolio

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolio’s existing investments tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a portfolio that invests largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

2019 Annual Report	47

Notes to Financial Statements (continued)

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging Markets Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. These risks are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk—The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives, and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of

48	Sanford C. Bernstein Fund II, Inc.

securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolio.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk may become illiquid. Illiquid securities may also be difficult to value.

Redemption Risk—The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

Market Risk—The Portfolio is subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Recently, the Federal Reserve has reduced its market support activities and raised interest rates. Further governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom (the “U.K.”) has voted to withdraw from the EU and the consequences for European and U.K. businesses could be severe. One or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the

2019 Annual Report	49

Notes to Financial Statements (continued)

Portfolio’s assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

LIBOR Risk—A Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolio, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

50	Sanford C. Bernstein Fund II, Inc.

NOTE 6.	Capital-Share Transactions

Share transactions for the years ended September 30, 2019 and September 30, 2018, were as follows:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SHARES		AMOUNT
	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Shares sold	12,966,847	9,979,848	$192,650,508	$147,593,732

Shares issued to shareholders on reinvestment of dividends and distributions	1,558,568	1,088,334	23,252,401	16,051,161

Shares redeemed	(7,637,511)	(6,287,472)	(114,648,461)	(92,944,434)

Net increase	6,887,904	4,780,710	$101,254,448	$70,700,459

NOTE 7.	Line of Credit

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended September 30, 2019.

NOTE 8.	Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Portfolio.

NOTE 9.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

2019 Annual Report	51

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Intermediate Duration Institutional Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Intermediate Duration Institutional Portfolio (the “Portfolio”), (one of the series constituting Sanford C. Bernstein Fund II, Inc. (the “Company”)), including the portfolio of investments, as of September 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio at September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

November 26, 2019

52	Sanford C. Bernstein Fund II, Inc.

2019 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended September 30, 2019. For foreign shareholders, 89.82% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2020.

2019 Annual Report	53

Sanford C. Bernstein Fund II, Inc.

BOARD OF DIRECTORS

Marshall C. Turner, Jr.*

Chairman

Michael J. Downey*

Director

Nancy P. Jacklin*

Director

Robert M. Keith

President and Chief Executive Officer

Carol C. McMullen*

Director

Garry L. Moody*

Director

Earl D. Weiner*

Director

OFFICERS

Michael Canter**

Vice President

Shawn E. Keegan**

Vice President

Douglas J. Peebles**

Vice President

Janaki Rao**

Vice President

Greg J. Wilensky**

Vice President

Emilie D. Wrapp

Secretary

Michael B. Reyes

Senior Analyst

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Stephen M. Woetzel

Controller

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

5 Times Square

New York, New York 10036

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, Massachusetts 02210

TRANSFER AGENT

DST Asset Manager Solutions

2000 Crown Colony Drive

Quincy, Massachusetts 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

** The day-to-day management of, and investment decisions for, Sanford C. Bernstein Fund II, Inc.’s portfolio are made by the U.S. Investment Grade: Core Fixed-Income Team. Messrs. Canter, Keegan, Peebles, Rao and Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

54	Sanford C. Bernstein Fund II, Inc.

DIRECTORS’ INFORMATION
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five (5) Years and Other Information***	Portfolios in AB Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
INTERESTED DIRECTOR
Robert M. Keith,+ 1345 Avenue of the Americas New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	90	None
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.,† Chairman of the Board 78 (2005)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	90	Xilinx, Inc. (programmable logic semi-conductors) since 2007

2019 Annual Report	55

Sanford C. Bernstein Fund II, Inc. (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five (5) Years and Other Information***	Portfolios in AB Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
Michael J. Downey,† 75 (2005)	Private Investor since prior to 2014. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	90	None

Nancy P. Jacklin,† 71 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	90	None

56	Sanford C. Bernstein Fund II, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five (5) Years and Other Information***	Portfolios in AB Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
Carol C. McMullen,† 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	90	None

2019 Annual Report	57

Sanford C. Bernstein Fund II, Inc. (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five (5) Years and Other Information***	Portfolios in AB Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
Garry L. Moody,† 67 (2008)	Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	90	None

Earl D. Weiner,† 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	90	None

* The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

** There is no stated term of office for the Fund’s Directors.

*** The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

† Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

+ Mr. Keith is an “interested person”, of the Fund, as defined in the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

58	Sanford C. Bernstein Fund II, Inc.

OFFICERS’ INFORMATION
Name, Address* and Age	Principal Position(s) Held with Fund	Principal Occupation During Past Five (5) Years
Robert M. Keith 59	President and Chief Executive Officer	See biography above.

Michael Canter 50	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2014. He is also the Director of U.S. Multi-Sector and Securitized Assets.

Shawn E. Keegan 48	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2014.

Douglas J. Peebles 54	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2014. He is also Chief Investment Officer of Fixed Income. As CIO, he is also Co-Chairman of the Interest Rates and Currencies Research Review team, which is responsible for setting interest-rate and currency policy for all fixed-income portfolios.

Janaki Rao 49	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2014.

Greg J. Wilensky 52	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2014. He is also Director of U.S. Multi-Sector Fixed Income, U.S. Inflation-Linked Fixed Income and Stable Value Investments.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI†, with which she has been associated since prior to 2014.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser†, with which he has been associated since prior to 2014.

Joseph J. Mantineo 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)†, with which he has been associated since prior to 2014.

Stephen M. Woetzel 48	Controller	Senior Vice President of ABIS†, with which he has been associated since prior to 2014.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser† since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser† since 2012.

* The address for the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

†The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

2019 Annual Report	59

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of Sanford C. Bernstein II, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of Bernstein Intermediate Duration Institutional Portfolio (the “Fund”) at a meeting held on November 6-8, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for

60	Sanford C. Bernstein Fund II, Inc.

information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests. The directors noted that shares of the Fund are distributed exclusively through a subsidiary of the Adviser, and that such subsidiary receives fees from its clients in connection with its services. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also discussed these matters with their independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the

2019 Annual Report	61

Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the Fund’s fee rate on assets above specified levels. The directors took into consideration presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also discussed economies of scale with their independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

62	Sanford C. Bernstein Fund II, Inc.

Distributor

SANFORD C. BERNSTEIN FUND II, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII-2038-0919

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
Bernstein Intermediate Duration Institutional Portfolio	2018	$82,710	$(44)	$20,611
	2019	$82,710	$—	$20,287

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Bernstein Intermediate Duration Institutional Portfolio	2018	$670,031	$20,567
			$44
			$(20,611)
	2019	$925,948	$20,287
			$—
			$(20,287)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund II, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: November 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: November 29, 2019

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: November 29, 2019